EXHIBIT 10.16(a)
                                                     FORM 10-K
                                  YEAR ENDED DECEMBER 31, 2002



                              AMENDMENT NO. 1

                                    TO

                        LOAN AND SECURITY AGREEMENT


     THIS AMENDMENT NO. 1 (this "Amendment") is entered into as of
December 31, 2002, by and among BUCYRUS INTERNATIONAL, INC., a corporation organized under the laws of the State of Delaware ("Bucyrus"), MINSERCO, INC., a corporation organized under the laws of the State of Delaware ("Minserco") and BOONVILLE MINING SERVICES, INC., a corporation organized under the laws of the State of Delaware ("Boonville"), (Bucyrus, Minserco and Boonville, each a "Borrower" and collectively, the "Borrowers"), BUCYRUS CANADA LIMITED, a corporation organized under the laws of the Province of Ontario ("Bucyrus Canada"), BUCYRUS HOLDINGS, LLC, a limited liability company organized under the laws of the State of Delaware ("Holdings"), (Holdings and, Bucyrus Canada, each a "Guarantor" and collectively, the "Guarantors"), the financial institutions which are now or which hereafter become a party hereto (each a "Lender" and collectively, the "Lenders"), GMAC BUSINESS CREDIT, LLC, a limited liability company organized under the laws of the State of Delaware ("GMACBC"), as agent for Lenders (GMACBC, in such capacity, the "Agent") and BANK ONE, WISCONSIN ("BOW"), as syndication agent for Lenders (BOW, in such capacity, the "Syndication Agent").

                                BACKGROUND

     Borrowers, Guarantors, Agent, Syndication Agent and Lenders are parties to a Loan and Security Agreement dated as of March 7, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations.

     Borrowers have requested Agent and Lenders to extend the Original Term of the Loan Agreement from January 2, 2003 to February 4, 2003, and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

     NOW, THEREFORE,in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

     2. Amendment to Loan Agreement. Subject to satisfaction of the condition precedent set forth in Section 3 below, Section 13.1 of the Loan Agreement is hereby amended by deleting the date "January 2, 2003" appearing therein and by inserting the date "February 4, 2003" in lieu thereof.

     3. Condition of Effectiveness. This Amendment shall become effective upon Agent's receipt of four (4) copies of this Amendment, executed by all Borrowers, Guarantors and Lenders.

     4. Representations and Warranties. Each Borrower hereby represents and warrants as follows:

          (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of each Borrower and are enforceable against each Borrower in accordance with their respective terms.

          (b) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

          (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

          (d) No Borrower has any defense, counterclaim or offset with respect to the Loan Agreement.

     5.   Effect on the Loan Agreement.

          (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

          (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

     6. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

     7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     8. Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                              BUCYRUS INTERNATIONAL, INC.

                              By:  /s/T. W. Sullivan
                              Name:  Timothy W. Sullivan
                              Title:  President


                              MINSERCO, INC.

                              By:  /s/T. W. Sullivan
                              Name:  Timothy W. Sullivan
                              Title:  President


                              BOONVILLE MINING SERVICES, INC.

                              By:  /s/T. W. Sullivan
                              Name:  Timothy W. Sullivan
                              Title:  President


                              BUCYRUS CANADA LIMITED
                              (as Guarantor)

                              By:  /s/T. W. Sullivan
                              Name:  Timothy W. Sullivan
                              Title:  President


                              BUCYRUS HOLDINGS, LLC
                              (as Guarantor)

                              By:  /s/T. C. Rogers
                              Name:  T. C. Rogers
                              Title:  Director


                              GMAC BUSINESS CREDIT, LLC, as a Lender
                              and as Agent

                              By:  /s/Frank A. Chiovari
                              Name:  Frank A. Chiovari
                              Title:  Director
                              Commitment Percentage:  29.4118%


                              BANK ONE, WISCONSIN

                              By:  /s/Mark P. Bruss
                              Name:  Mark P. Bruss
                              Title:  First Vice President
                              Commitment Percentage:  23.5294%


                              THE BANK OF NOVA SCOTIA

                              By:  /s/Mark Sparrow
                              Name:  Mark Sparrow
                              Title:  Director
                              Commitment Percentage:  14.6541%


                              MARINE BANK

                              By:  /s/William E. Shaw
                              Name:  William E. Shaw
                              Title:  Senior Vice President
                              Commitment Percentage:  11.7647%


                              FLEET CAPITAL CORPORATION

                              By:  /s/Brian Conole
                              Name:  Brian Conole
                              Title:  Sr. Vice President
                              Commitment Percentage:  6.8800%


                              LASALLE BANK NATIONAL ASSOCIATION

                              By: /s/D. Marinovic
                              Name:  Dusko Marinovic
                              Title:  Assistant Vice President
                              Commitment Percentage:  6.8800%


                              BANK OF SCOTLAND

                              By:  /s/Joseph Fratus
                              Name:  Joseph Fratus
                              Title:  First Vice President
                              Commitment Percentage:  6.8800%